Exhibit 99.2

Publix
FOOD & PHARMACY

Lowes
FOODS

OfficeMax

BI-LO

Supplemental Operating and Financial Data
for the three months and year ended December 31, 2019

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust, Inc. operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust, Inc.'s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust, Inc.'s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust, Inc.'s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust, Inc.'s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust, Inc. with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	2

Company Overview
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on owning and operating income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive, risk-adjusted returns. Wheeler’s common stock, Series B convertible preferred stock and Series D cumulative convertible preferred stock trade publicly on the Nasdaq under the symbols “WHLR”, “WHLRP” and "WHLRD" , respectively.

Corporate Headquarters
Wheeler Real Estate Investment Trust, Inc.
Riversedge North
2529 Virginia Beach Boulevard Virginia Beach, VA 23452
Phone: (757) 627-9088 Toll Free: (866) 203-4864
Website: www.whlr.us

Executive Management
David Kelly - President & CEO
Crystal Plum - CFO
M. Andrew Franklin - COO

Board of Directors
Andrew R. Jones (Chairman)	Deborah Markus
Stefani D. Carter	Joseph D. Stilwell
Clayton ("Chip") Andrews	Paula J. Poskon
Kerry G. Campbell	Daniel Khoshaba

Investor Relations Contact	Transfer Agent and Registrar
Mary Jensen investorrelations@whlr.us 2529 Virginia Beach Boulevard Virginia Beach, VA 23452 Phone: (757) 627-9088 www.whlr.us	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	3

Financial and Portfolio Overview
For the Three Months Ended December 31, 2019

Financial Results
Net loss attributable to Wheeler REIT common shareholders (in 000s)	$(4,328)
Net loss per basic and diluted shares	$(0.45)
Funds from operations available to common shareholders and Operating Partnership (OP) unitholders (FFO) (in 000s) (1)	$1,071
FFO per common share and OP unit	$0.11
Adjusted FFO (AFFO) (in 000s) (1)	$237
AFFO per common share and OP unit	$0.02

Assets and Leverage
Investment Properties, net of $50.47 million accumulated depreciation (in 000s)	$416,215
Cash and Cash Equivalents (in 000s)	$5,451
Total Assets (in 000s)	$484,365
Debt to Total Assets(3)	71.65%
Debt to Gross Asset Value	61.72%

Market Capitalization
Common shares outstanding	9,694,284
OP units outstanding	234,019
Total common shares and OP units	9,928,303

	Shares Outstanding at December 31, 2019	Fourth Quarter stock price range	Stock price as of December 31, 2019
Common Stock	9,694,284	$1.36 - $2.43	$1.64
Series B preferred shares	1,875,748	$10.05 - $13.21	$10.99
Series D preferred shares	3,600,636	$13.25 - $16.53	$14.98

Total debt (in 000s)(3)	$347,059
Common Stock market capitalization (as of December 31, 2019 closing stock price, in 000s)	$15,899

Portfolio Summary
Total Leasable Area (GLA) in sq. ft.	5,618,877
Occupancy Rate	89.4%
Leased Rate (2)	89.8%
Annualized Base Rent (in 000s)	$48,512
Total number of leases signed or renewed during the fourth quarter of 2019	54
Total sq. ft. leases signed or renewed during the fourth quarter of 2019	520,639

(1)    See page 18 for the Company's definition of this non-GAAP measurement and reasons for using it.
(2)    Reflects leases executed through January 6, 2020 that commence subsequent to the end of current period.
(3)    Includes debt associated with assets held for sale.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	4

Consolidated Balance Sheets
$ in 000s

	December 31,
	2019	2018
ASSETS:
Investment properties, net	$416,215	$436,006
Cash and cash equivalents	5,451	3,544
Restricted cash	16,140	14,455
Rents and other tenant receivables, net	6,905	5,539
Notes receivable, net	—	5,000
Assets held for sale	1,737	6,118
Above market lease intangibles, net	5,241	7,346
Operating lease right-of-use assets	11,651	—
Deferred costs and other assets, net	21,025	30,073
Total Assets	$484,365	$508,081
LIABILITIES:
Loans payable, net	$340,913	$360,190
Liabilities associated with assets held for sale	2,026	4,520
Below market lease intangibles, net	6,716	10,045
Operating lease liabilities	11,921	—
Accounts payable, accrued expenses and other liabilities	9,557	12,116
Total Liabilities	371,133	386,871
Series D Cumulative Convertible Preferred Stock (no par value, 4,000,000 shares authorized, 3,600,636 shares issued and outstanding; $101.66 million and $91.98 million aggregate liquidation preference, respectively)	87,225	76,955

EQUITY:
Series A Preferred Stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding)	453	453
Series B Convertible Preferred Stock (no par value, 5,000,000 authorized, 1,875,748 shares issued and outstanding; $46.90 million aggregate liquidation preference)	41,087	41,000
Common Stock ($0.01 par value, 18,750,000 shares authorized, 9,694,284 and 9,511,464 shares issued and outstanding, respectively)	97	95
Additional paid-in capital	233,870	233,697
Accumulated deficit	(251,580)	(233,184)
Total Shareholders’ Equity	23,927	42,061
Noncontrolling interests	2,080	2,194
Total Equity	26,007	44,255
Total Liabilities and Equity	$484,365	$508,081

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	5

Consolidated Statements of Operations
$ in 000s

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018
REVENUE:
Rental revenues	$15,896	$15,748	$62,442	$63,036
Asset management fees	18	46	60	266
Commissions	—	38	65	140
Other revenues	156	136	595	1,833
Total Revenue	16,070	15,968	63,162	65,275
OPERATING EXPENSES:
Property operations	4,839	4,669	19,127	18,473
Non-REIT management and leasing services	—	16	25	75
Depreciation and amortization	5,150	6,151	21,319	27,094
Impairment of goodwill	—	5,486	—	5,486
Impairment of notes receivable	—	1,739	5,000	1,739
Impairment of real estate	—	3,938	—	3,938
Impairment of assets held for sale	51	—	1,598	—
Corporate general & administrative	2,090	1,749	6,633	8,228
Other operating expenses	—	—	—	250
Total Operating Expenses	12,130	23,748	53,702	65,283
(Loss) Gain on disposal of properties	(33)	151	1,394	2,463
Operating Income (Loss)	3,907	(7,629)	10,854	2,455
Interest income	—	1	2	4
Interest expense	(4,591)	(5,288)	(18,985)	(20,228)
Net Loss from Continuing Operations Before Income Taxes	(684)	(12,916)	(8,129)	(17,769)
Income tax benefit (expense)	8	32	(15)	(40)
Net Loss from Continuing Operations	(676)	(12,884)	(8,144)	(17,809)
Net Income from Discontinued Operations	—	—	—	903
Net Loss	(676)	(12,884)	(8,144)	(16,906)
Less: Net loss attributable to noncontrolling interests	(5)	(336)	(105)	(406)
Net Loss Attributable to Wheeler REIT	(671)	(12,548)	(8,039)	(16,500)
Preferred Stock dividends - declared	—	(169)	—	(9,790)
Preferred Stock dividends - undeclared	(3,657)	(3,037)	(14,629)	(3,037)
Net Loss Attributable to Wheeler REIT Common Shareholders	$(4,328)	$(15,754)	$(22,668)	$(29,327)

Loss per share from continuing operations (basic and diluted)	$(0.45)	$(1.66)	$(2.34)	$(3.26)
Income per share from discontinued operations	—	—	—	0.09
	$(0.45)	$(1.66)	$(2.34)	$(3.17)
Weighted-average number of shares:
Basic and Diluted	9,693,403	9,484,185	9,671,847	9,256,234

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	6

Reconciliation of Non-GAAP Measures
FFO and AFFO (1)
$ in 000s

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018
Net Loss	$(676)	$(12,884)	$(8,144)	$(16,906)
Depreciation and amortization of real estate assets	5,150	6,151	21,319	27,094
Loss (Gain) on disposal of properties	33	(151)	(1,394)	(2,463)
Gain on disposal of properties-discontinued operations	—	—	—	(903)
Impairment of goodwill	—	5,486	—	5,486
Impairment of assets held for sale	51	—	1,598	—
Impairment of real estate	—	3,938	—	3,938
FFO	4,558	2,540	13,379	16,246
Preferred stock dividends declared	—	(169)	—	(9,790)
Preferred stock dividends undeclared	(3,657)	(3,037)	(14,629)	(3,037)
Preferred stock accretion adjustments	170	169	680	678
FFO available to common shareholders and common unitholders	1,071	(497)	(570)	4,097
Impairment of notes receivable	—	1,739	5,000	1,739
Acquisition and development costs	1	(46)	26	300
Capital related costs	4	168	144	576
Other non-recurring and non-cash expenses (2)	(19)	—	42	103
Share-based compensation	(242)	213	2	940
Straight-line rental revenue, net straight-line expense	7	(244)	6	(1,197)
Loan cost amortization	371	681	1,707	2,363
(Below) above market lease amortization	(676)	(274)	(1,261)	(695)
Recurring capital expenditures and tenant improvement reserves	(280)	(285)	(1,126)	(1,143)
AFFO	$237	$1,455	$3,970	$7,083

Weighted Average Common Shares	9,693,403	9,484,185	9,671,847	9,256,234
Weighted Average Common Units	234,900	259,054	234,999	389,421
Total Common Shares and Units	9,928,303	9,743,239	9,906,846	9,645,655
FFO per Common Share and Common Units	$0.11	$(0.05)	$(0.06)	$0.42
AFFO per Common Share and Common Units	$0.02	$0.15	$0.40	$0.73

(1)	See page 18 for the Company's definition of this non-GAAP measurement and reasons for using it.

(2)
Other non-recurring expenses are described in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Annual Report on Form 10-K for the year ended December 31, 2019.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	7

Reconciliation of Non-GAAP Measures (continued)
Property Net Operating Income (1)
$ in 000s

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018	2019	2018

Net Loss	$(676)	$(12,884)	$(8,144)	$(16,906)
Adjustments:
Income from Discontinued Operations	—	—	—	(903)
Income tax (benefit) expense	(8)	(32)	15	40
Interest expense	4,591	5,288	18,985	20,228
Interest income	—	(1)	(2)	(4)
Loss (gain) on disposal of properties	33	(151)	(1,394)	(2,463)
Other operating expenses	—	—	—	250
Corporate general & administrative	2,090	1,749	6,633	8,228
Impairment of assets held for sale	51	—	1,598	—
Impairment of real estate	—	3,938	—	3,938
Impairment of notes receivable	—	1,739	5,000	1,739
Impairment of goodwill	—	5,486	—	5,486
Depreciation and amortization	5,150	6,151	21,319	27,094
Non-REIT management and leasing services	—	16	25	75
Asset management and commission revenues	(18)	(84)	(125)	(406)
Property Net Operating Income	$11,213	$11,215	$43,910	$46,396

Property revenues	$16,052	$15,884	$63,037	$64,869
Property expenses	4,839	4,669	19,127	18,473
Property Net Operating Income	$11,213	$11,215	$43,910	$46,396

(1)	See page 19 for the Company's definition of this non-GAAP measurement and reasons for using it.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	8

Reconciliation of Non-GAAP Measures (continued)
EBITDA (4)
$ in 000s

		Three Months Ended December 31,		Years Ended December 31,
		2019	2018	2019	2018
Net Loss		$(676)	$(12,884)	$(8,144)	$(16,906)
Add back:	Depreciation and amortization (1)	4,474	5,877	20,058	26,399
	Interest Expense (2)	4,591	5,288	18,985	20,228
	Income tax (benefit) expense	(8)	(32)	15	40
EBITDA		8,381	(1,751)	30,914	29,761
Adjustments for items affecting comparability:
	Acquisition and development costs	1	(46)	26	300
	Capital related costs	4	168	144	576
	Other non-recurring and non-cash expenses (3)	(19)	—	42	103
	Impairment of goodwill	—	5,486	—	5,486
	Impairment of notes receivable	—	1,739	5,000	1,739
	Impairment of assets held for sale	51	—	1,598	—
	Impairment of real estate	—	3,938	—	3,938
	Loss (Gain) on disposal of properties	33	(151)	(1,394)	(2,463)
	Gain on disposal of properties - discontinued operations	—	—	—	(903)
Adjusted EBITDA		$8,451	$9,383	$36,330	$38,537

(1)	Includes above (below) market lease amortization.

(2)	Includes loan cost amortization.

(3)
Other non-recurring expenses are described in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Annual Report on Form 10-K for the period ended December 31, 2019.

(4)	See page 18 for the Company's definition of this non-GAAP measurement and reasons for using it.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	9

Debt Summary as of December 31, 2019
$ in 000s

Loans Payable:	$347.06 million

Weighted Average Interest Rate:	4.71%

Property/Description	Monthly Payment	Interest Rate	Maturity	December 31, 2019	December 31, 2018
Harbor Pointe (1)	$11,024	5.85%	December 2018	$—	$460
Perimeter Square (1)	Interest only	6.50%	June 2019	—	6,250
Perimeter Square construction loan (1)	Interest only	6.50%	June 2019	—	247
Revere Term Loan	$109,658	10.00%	April 2019	—	1,059
Senior convertible notes	$234,199	9.00%	June 2019	—	1,369
DF I-Moyock	$10,665	5.00%	July 2019	—	73
Rivergate	$132,968	LIBOR + 295 basis points	December 2019	21,545	22,117
KeyBank Line of Credit (6)	$350,000	LIBOR + 350 basis points	Various (6)	17,879	52,102
Folly Road	$32,827	4.00%	March 2020	5,922	6,073
Columbia Fire Station	$25,452	4.00%	May 2020	4,051	4,189
Shoppes at TJ Maxx	$33,880	3.88%	May 2020	5,344	5,539
First National Bank Line of Credit (7)	$24,656	LIBOR + 300 basis points	September 2020	1,214	2,938
Lumber River	$10,723	LIBOR + 350 basis points	October 2020	1,404	1,448
JANAF Bravo	$36,935	4.65%	January 2021	6,372	6,500
Walnut Hill Plaza	$26,850	5.50%	September 2022	3,759	3,868
Litchfield Market Village	$46,057	5.50%	November 2022	7,452	—
Twin City Commons	$17,827	4.86%	January 2023	2,983	3,048
New Market	$48,747	5.65%	June 2023	6,713	6,907
Benefit Street Note (3)	$53,185	5.71%	June 2023	7,361	7,567
Deutsche Bank Note (2)	$33,340	5.71%	July 2023	5,642	5,713
JANAF	$333,159	4.49%	July 2023	50,599	52,253
Tampa Festival	$50,797	5.56%	September 2023	8,077	8,227
Forrest Gallery	$50,973	5.40%	September 2023	8,381	8,529
Riversedge North	$11,436	5.77%	December 2023	1,767	1,800
South Carolina Food Lions Note (5)	$68,320	5.25%	January 2024	11,675	11,867
Cypress Shopping Center	$34,360	4.70%	July 2024	6,268	6,379
Port Crossing	$34,788	4.84%	August 2024	6,032	6,150
Freeway Junction	$41,798	4.60%	September 2024	7,725	7,863
Harrodsburg Marketplace	$19,112	4.55%	September 2024	3,416	3,486
Graystone Crossing (1)	$20,386	4.55%	October 2024	—	3,863
Bryan Station	$23,489	4.52%	November 2024	4,394	4,472
Crockett Square	Interest only	4.47%	December 2024	6,338	6,338
Pierpont Centre	Interest only	4.15%	February 2025	8,113	8,113
Alex City Marketplace	Interest only	3.95%	April 2025	5,750	5,750
Butler Square	Interest only	3.90%	May 2025	5,640	5,640
Brook Run Shopping Center	Interest only	4.08%	June 2025	10,950	10,950
Beaver Ruin Village I and II	Interest only	4.73%	July 2025	9,400	9,400
Sunshine Shopping Plaza	Interest only	4.57%	August 2025	5,900	5,900
Barnett Portfolio (4)	Interest only	4.30%	September 2025	8,770	8,770
Fort Howard Shopping Center	Interest only	4.57%	October 2025	7,100	7,100
Conyers Crossing	Interest only	4.67%	October 2025	5,960	5,960
Grove Park Shopping Center	Interest only	4.52%	October 2025	3,800	3,800
Parkway Plaza	Interest only	4.57%	October 2025	3,500	3,500
Winslow Plaza	Interest only	4.82%	December 2025	4,620	4,620
JANAF BJ's	$29,964	4.95%	January 2026	4,957	5,065
Chesapeake Square	$23,857	4.70%	August 2026	4,354	4,434
Berkley/Sangaree/Tri-County	Interest only	4.78%	December 2026	9,400	9,400
Riverbridge	Interest only	4.48%	December 2026	4,000	4,000
Franklin Village	Interest only	4.93%	January 2027	8,516	8,516
Village of Martinsville	$89,664	4.28%	July 2029	16,351	—
Laburnum Square	Interest only	4.28%	September 2029	7,665	—
Total Principal Balance (1)				347,059	369,612
Unamortized debt issuance cost (1)				(4,172)	(5,144)
Total Loans Payable, including assets held for sale				342,887	364,468
Less loans payable on assets held for sale, net loan amortization costs				1,974	4,278
Total Loans Payable, net				$340,913	$360,190

(1) Includes loans payable on assets held for sale.
(2) Collateralized by LaGrange Marketplace, Ridgeland and Georgetown.
(3) Collateralized by Ladson Crossing, Lake Greenwood Crossing and South Park.
(4) Collateralized by Cardinal Plaza, Franklinton Square, and Nashville Commons.
(5) Collateralized by Clover Plaza, South Square, St. George, Waterway Plaza and Westland Square.
(6) Collateralized by Darien Shopping Center, Devine Street, Lake Murray, Moncks Corner, Shoppes at Myrtle Park, South Lake and St. Matthews (assets held for sale). The various maturity dates are disclosed within Note 7 included in our Annual Report on Form 10-K for the year ended December 31, 2019 under the KeyBank Line of Credit.
(7) Collateralized by Surrey Plaza and Amscot Building.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	10

Debt Summary as of December 31, 2019 (continued)

Total Debt
$ in 000s

Scheduled principal repayments and maturities by year	Amount	% Total Principal Payments and Maturities
December 31, 2020	$62,068	17.88%
December 31, 2021	11,093	3.20%
December 31, 2022	15,646	4.51%
December 31, 2023	85,326	24.59%
December 31, 2024	44,020	12.68%
Thereafter	128,906	37.14%
Total principal repayments and debt maturities	$347,059	100.00%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	11

Property Summary as of December 31, 2019

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Percentage Occupied	Total SF Occupied	Annualized Base Rent (in 000's) (2)	Annualized Base Rent per Occupied Sq. Foot
Alex City Marketplace	Alexander City, AL	17	147,791	96.8%	96.8%	142,991	$1,140	$7.98
Amscot Building (3)	Tampa, FL	1	2,500	100.0%	100.0%	2,500	116	46.34
Beaver Ruin Village	Lilburn, GA	28	74,038	93.7%	89.2%	66,036	1,137	17.22
Beaver Ruin Village II	Lilburn, GA	4	34,925	100.0%	100.0%	34,925	452	12.95
Berkley (4)	Norfolk, VA	—	—	—%	—%	—	—	—
Berkley Shopping Center	Norfolk, VA	10	47,945	42.0%	42.0%	20,140	253	12.54
Brook Run Shopping Center	Richmond, VA	19	147,738	92.1%	92.1%	136,102	1,404	10.32
Brook Run Properties (4)	Richmond, VA	—	—	—%	—%	—	—	—
Bryan Station	Lexington, KY	10	54,397	100.0%	100.0%	54,397	601	11.05
Butler Square	Mauldin, SC	14	82,400	87.6%	87.6%	72,196	769	10.66
Cardinal Plaza	Henderson, NC	9	50,000	100.0%	100.0%	50,000	479	9.58
Chesapeake Square	Onley, VA	12	108,982	96.5%	96.5%	105,182	793	7.54
Clover Plaza	Clover, SC	10	45,575	100.0%	100.0%	45,575	366	8.03
Columbia Fire Station	Columbia, SC	3	21,273	77.3%	77.3%	16,450	450	27.35
Courtland Commons (4)	Courtland, VA	—	—	—%	—%	—	—	—
Conyers Crossing	Conyers, GA	12	170,475	97.1%	97.1%	165,475	875	5.29
Crockett Square	Morristown, TN	4	107,122	100.0%	100.0%	107,122	920	8.59
Cypress Shopping Center	Boiling Springs, SC	17	80,435	41.2%	41.2%	33,175	448	13.51
Darien Shopping Center	Darien, GA	1	26,001	100.0%	100.0%	26,001	156	6.00
Devine Street	Columbia, SC	2	38,464	100.0%	100.0%	38,464	319	8.28
Edenton Commons (4)	Edenton, NC	—	—	—%	—%	—	—	—
Folly Road	Charleston, SC	5	47,794	100.0%	100.0%	47,794	728	15.23
Forrest Gallery	Tullahoma, TN	27	214,451	95.5%	95.5%	204,804	1,415	6.91
Fort Howard Shopping Center	Rincon, GA	19	113,652	95.1%	95.1%	108,120	923	8.53
Freeway Junction	Stockbridge, GA	18	156,834	99.1%	99.1%	155,343	1,262	8.12
Franklin Village	Kittanning, PA	27	151,821	97.4%	97.4%	147,821	1,255	8.49
Franklinton Square	Franklinton, NC	14	65,366	95.3%	95.3%	62,300	587	9.42
Georgetown	Georgetown, SC	2	29,572	100.0%	100.0%	29,572	267	9.04
Grove Park	Orangeburg, SC	13	93,265	98.4%	98.4%	91,741	718	7.83
Harbor Point (4)	Grove, OK	—	—	—%	—%	—	—	—
Harrodsburg Marketplace	Harrodsburg, KY	8	60,048	91.0%	91.0%	54,648	414	7.58
JANAF (6)	Norfolk, VA	126	825,006	83.8%	83.3%	687,579	8,176	11.89
Laburnum Square	Richmond, VA	20	109,405	97.5%	97.5%	106,705	971	9.10
Ladson Crossing	Ladson, SC	15	52,607	100.0%	100.0%	52,607	497	9.45
LaGrange Marketplace	LaGrange, GA	11	76,594	88.3%	88.3%	67,594	377	5.57
Lake Greenwood Crossing	Greenwood, SC	6	47,546	87.5%	87.5%	41,618	331	7.95
Lake Murray	Lexington, SC	5	39,218	100.0%	100.0%	39,218	258	6.57
Litchfield Market Village	Pawleys Island, SC	18	86,740	87.9%	87.9%	76,263	931	12.20
Lumber River Village	Lumberton, NC	11	66,781	98.2%	98.2%	65,581	451	6.88
Moncks Corner	Moncks Corner, SC	1	26,800	100.0%	100.0%	26,800	323	12.07
Nashville Commons	Nashville, NC	11	56,100	97.3%	97.3%	54,600	589	10.80
New Market Crossing	Mt. Airy, NC	13	117,076	96.0%	96.0%	112,368	998	8.88
Parkway Plaza	Brunswick, GA	4	52,365	81.7%	81.7%	42,785	349	8.16
Pierpont Centre	Morgantown, WV	17	111,162	97.2%	97.2%	108,001	1,208	11.19
Port Crossing	Harrisonburg, VA	8	65,365	96.1%	96.1%	62,800	821	13.07
Ridgeland	Ridgeland, SC	1	20,029	100.0%	100.0%	20,029	140	7.00
Riverbridge Shopping Center	Carrollton, GA	11	91,188	98.5%	98.5%	89,788	694	7.73
Riversedge North (5)	Virginia Beach, VA	—	—	—%	—%	—	—	—
Rivergate Shopping Center	Macon, GA	31	201,680	97.0%	97.0%	195,719	2,836	14.49
Sangaree Plaza	Summerville, SC	9	66,948	100.0%	100.0%	66,948	655	9.79

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	12

Property Summary as of December 31, 2019 (continued)

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Percentage Occupied	Total SF Occupied	Annualized Base Rent (in 000's) (2)	Annualized Base Rent per Occupied Sq. Foot
Shoppes at Myrtle Park	Bluffton, SC	12	56,601	99.3%	76.3%	43,204	$547	$12.66
Shoppes at TJ Maxx	Richmond, VA	14	93,624	94.5%	94.5%	88,483	1,084	12.26
South Lake	Lexington, SC	5	44,318	14.2%	14.2%	6,300	91	14.49
South Park	Mullins, SC	3	60,734	83.2%	83.2%	50,509	351	6.95
South Square	Lancaster, SC	5	44,350	74.2%	74.2%	32,900	275	8.37
St. George Plaza	St. George, SC	5	59,279	78.8%	78.8%	46,718	316	6.76
St. Matthews	St. Matthews, SC	5	29,015	87.2%	87.2%	25,314	187	7.38
Sunshine Plaza	Lehigh Acres, FL	22	111,189	98.2%	98.2%	109,186	1,014	9.29
Surrey Plaza	Hawkinsville, GA	2	42,680	78.5%	78.5%	33,500	211	6.30
Tampa Festival	Tampa, FL	16	137,987	63.8%	63.8%	87,966	664	7.54
Tri-County Plaza	Royston, GA	5	67,577	87.4%	87.4%	59,077	382	6.47
Tulls Creek (4)	Moyock, NC	—	—	—%	—%	—	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	100.0%	100.0%	47,680	435	9.12
Village of Martinsville	Martinsville, VA	18	297,950	96.1%	96.1%	286,431	2,285	7.98
Walnut Hill Plaza	Petersburg, VA	6	87,239	38.1%	38.1%	33,225	270	8.14
Waterway Plaza	Little River, SC	10	49,750	100.0%	100.0%	49,750	488	9.81
Westland Square	West Columbia, SC	8	62,735	74.4%	74.4%	46,690	427	9.14
Winslow Plaza	Sicklerville, NJ	18	40,695	100.0%	100.0%	40,695	633	15.47
Total Portfolio		783	5,618,877	89.8%	89.4%	5,023,505	$48,512	$9.66

(1)	Reflects leases executed through January 6, 2020 that commence subsequent to the end of the current period.

(2)	Annualized based rent per occupied square foot, assumes base rent as of the end of the current reporting period, excludes the impact of tenant concessions and rent abatements.

(3)
We own the Amscot building, but we do not own the land underneath the buildings and instead lease the land pursuant to ground leases. As discussed in the financial statements, these ground leases require us to make annual rental payments and contain escalation clauses and renewal options.

(4)	This information is not available because the property is undeveloped.

(5)	This property is our corporate headquarters that we 100% occupy.

(6)	Square footage is net of management office the Company occupies on premise and buildings on ground lease which the Company only leases the land.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	13

Top Ten Tenants by Annualized Base Rent as of
December 31, 2019

Total Tenants : 783

Tenants		Number of Stores	Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Total Occupied Square Feet	Percent Total Leasable Square Foot	Base Rent Per Occupied Square Foot
1.	BI-LO (1)	10	$2,717	5.60%	380,675	6.77%	$7.14
2.	Food Lion	10	2,692	5.55%	325,576	5.79%	8.27
3.	Piggly Wiggly	7	1,474	3.04%	191,363	3.41%	7.70
4.	Kroger (2)	4	1,340	2.76%	186,064	3.31%	7.20
5.	Winn Dixie (1)	3	863	1.78%	133,575	2.38%	6.46
6.	Planet Fitness	5	783	1.61%	86,927	1.55%	9.01
7.	Hobby Lobby	2	675	1.39%	114,298	2.03%	5.91
8.	BJ's Wholesale Club	1	594	1.22%	147,400	2.62%	4.03
9.	TJ Maxx	2	584	1.20%	69,783	1.24%	8.37
10.	Harris Teeter (2)	1	577	1.19%	39,946	0.71%	14.44
		45	$12,299	25.34%	1,675,607	29.81%	$7.34
(1) These tenants are both owned by Southeastern Grocers.
(2) These tenants are both owned by The Kroger Company.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	14

Leasing Summary as of December 31, 2019

Total Leasable Area:	5,618,877 square feet

Total Square Footage Occupied:	5,023,505 square feet

Occupancy Rate:	89.4%

Lease Expiration Schedule

Lease Expiration Period	Number of Expiring Leases	Total Expiring Square Footage	% of Total Expiring Square Footage	% of Total Occupied Square Footage Expiring	Expiring Annualized Base Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent Per Occupied Square Foot
Available	—	595,372	10.60%	—%	$—	—%	$—
Month-to-Month	29	54,451	0.97%	1.08%	679	1.40%	12.47
2020	137	681,654	12.13%	13.57%	6,849	14.12%	10.05
2021	141	662,189	11.79%	13.18%	6,641	13.69%	10.03
2022	150	572,342	10.19%	11.39%	6,532	13.46%	11.41
2023	101	752,495	13.39%	14.98%	6,466	13.33%	8.59
2024	89	606,367	10.79%	12.07%	5,687	11.72%	9.38
2025	46	560,245	9.97%	11.15%	4,965	10.23%	8.86
2026	27	350,991	6.25%	6.99%	3,293	6.79%	9.38
2027	14	98,532	1.75%	1.96%	1,174	2.42%	11.91
2028	16	329,155	5.86%	6.55%	2,475	5.10%	7.52
2029 and thereafter	33	355,084	6.31%	7.08%	3,751	7.74%	10.56
Total	783	5,618,877	100.00%	100.00%	$48,512	100.00%	$9.66

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	15

Leasing Summary as of December 31, 2019 (continued)
Anchor Lease Expiration Schedule (1)

	No Option					Option
Lease Expiration Twelve Month Periods Ending December 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	186,164	$—	—%	$—	—	—	$—	—%	$—
Month-to-Month	—	—	—	—%	—	—	—	—	—%	—
2020	3	111,731	729	41.63%	6.52	6	223,340	1,616	8.53%	7.23
2021	2	43,427	88	5.03%	2.03	9	260,582	2,051	10.83%	7.87
2022	—	—	—	—%	—	6	207,882	1,486	7.85%	7.15
2023	1	22,032	215	12.28%	9.75	14	493,495	3,222	17.02%	6.53
2024	1	32,000	125	7.14%	3.91	7	289,759	2,035	10.75%	7.02
2025	1	55,363	277	15.81%	5.00	10	373,397	3,011	15.90%	8.06
2026	—	—	—	—%	—	7	251,942	1,962	10.36%	7.79
2027	—	—	—	—%	—	1	24,945	212	1.12%	8.50
2028	—	—	—	—%	—	7	280,841	1,637	8.64%	5.83
2029+	1	21,213	317	18.11%	14.95	6	275,614	1,704	9.00%	6.18
Total	9	471,930	$1,751	100.00%	$6.13	73	2,681,797	$18,936	100.00%	$7.06

(1) Anchors defined as leases occupying 20,000 square feet or more.

Non-anchor Lease Expiration Schedule

	No Option					Option
Lease Expiration Twelve Month Periods Ending December 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	409,208	$—	—%	$—	—	—	$—	—%	$—
Month-to-Month	26	49,951	618	4.86%	12.37	3	4,500	61	0.40%	13.56
2020	100	247,999	3,055	24.03%	12.32	28	98,584	1,449	9.59%	14.69
2021	76	170,943	2,095	16.48%	12.25	54	187,237	2,407	15.93%	12.86
2022	72	134,196	1,959	15.41%	14.60	72	230,264	3,087	20.42%	13.41
2023	44	89,659	1,157	9.10%	12.91	42	147,309	1,872	12.39%	12.71
2024	43	112,330	1,357	10.68%	12.09	38	172,278	2,170	14.36%	12.59
2025	19	62,941	803	6.32%	12.76	16	68,544	874	5.78%	12.75
2026	7	18,224	362	2.85%	19.87	13	80,825	969	6.41%	11.98
2027	—	1,597	26	0.20%	16.00	13	71,990	936	6.19%	13.00
2028	6	31,508	661	5.20%	21.01	3	16,806	177	1.17%	10.52
2029+	12	29,233	618	4.87%	21.08	14	29,024	1,112	7.36%	38.32
Total	405	1,357,789	$12,711	100.00%	$13.40	296	1,107,361	$15,114	100.00%	$13.65

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	16

Leasing Summary as of December 31, 2019 (continued)
Leasing Renewals, New Leases and Expirations

	Three Months Ended December 31,		Years Ended December 31,
	2019	2018 (2)	2019	2018 (2)
Renewals(1):
Leases renewed with rate increase (sq feet)	310,544	114,413	685,124	474,267
Leases renewed with rate decrease (sq feet)	21,086	4,215	52,282	43,935
Leases renewed with no rate change (sq feet)	148,378	12,972	298,611	175,768
Total leases renewed (sq feet)	480,008	131,600	1,036,017	693,970

Leases renewed with rate increase (count)	28	22	116	93
Leases renewed with rate decrease (count)	3	2	12	8
Leases renewed with no rate change (count)	10	5	21	18
Total leases renewed (count)	41	29	149	119

Option exercised (count)	10	8	38	31

Weighted average on rate increases (per sq foot)	$0.58	$0.82	$0.68	$0.93
Weighted average on rate decreases (per sq foot)	$(1.13)	$(5.80)	$(2.25)	$(2.22)
Weighted average rate on all renewals (per sq foot)	$0.33	$0.53	$0.34	$0.50
Weighted average change over prior rates	4.50%	4.83%	4.17%	5.72%

New Leases(1) (3):
New leases (sq feet)	40,631	56,579	117,605	290,986
New leases (count)	13	8	43	55
Weighted average rate (per sq foot)	$12.57	$10.38	$12.82	$9.06

Gross Leasable Area ("GLA") expiring during the next 12 months, including month-to-month leases			13.10%	7.08%

(1)	Lease data presented for the three and twelve months ended December 31, 2019 and 2018 is based on average rate per square foot over the renewed or new lease term.

(2)	2018 lease data adjusted to reflect average rate per square foot over the renewed or new lease term for consistency with 2019 presentations.

(3)	The Company does not include ground leases entered into for the purposes of new lease sq feet and weighted average rate (per sq foot) on new leases.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	17

Definitions
Funds from Operations (FFO): an alternative measure of a REIT's operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (GAAP). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs), plus impairment of goodwill and real estate related long-lived assets and after adjustments for unconsolidated partnerships and joint ventures.
Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.
Adjusted FFO (AFFO): Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements, acquisition costs and capital raise costs. Management uses AFFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company also presents Pro Forma AFFO which shows the impact of certain activities assuming they occurred at the beginning of the year.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interests, depreciation and amortization and impairment of goodwill, long-lived assets and notes receivable, from income from continuing operations. The Company also presents Adjusted EBITDA which excludes affecting the comparability of the periods presented, including but not limited to, costs associated with acquisitions and capital related activities.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	18

Net Operating Income (NOI): The Company believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, impairment of assets held for sale and held for use, impairment of goodwill and impairment of notes receivable, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, impairment of goodwill, impairment of assets held for sale and held for use, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to that of other REITs.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	19